THE PIEDMONT INVESTMENT TRUST

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                         THE PIEDMONT SELECT VALUE FUND

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                          SUPPLEMENT TO THE PROSPECTUS
                                Dated May 3, 2005


This Supplement to the Prospectus dated April 26, 2005 for The Piedmont Select Value Fund ("Fund"), a series of The Piedmont Investment Trust, updates the
Prospectus to include additional information as described below. For further information, please contact the Fund toll-free at 800-773-3863. You may also obtain additional copies of the Fund's Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

o    The  following  paragraphs  have  been  added  to  the  cover  page  of the
     Prospectus:

     With regards to subscriptions, please note that although the Fund has a currently effective registration statement, the Fund is not fully operational. As such, the Fund will not be able to invest your subscription payment in accordance with the Fund's investment strategy until such time as Clark Capital Management, LLC ("CCM") has been registered with the SEC as an investment advisor. CCM's registration application is currently pending and is expected it to be effective by the end of May 2005 but CCM cannot be certain of the timing. Until such time, all subscription payments received and accepted by the Fund will be placed in a non interest-bearing account maintained in the name of the Fund. Investors should be aware that all Fund subscriptions received under this temporary arrangement will be subject to normal Fund expenses and fees as disclosed in this prospectus. As such, there could arise situations in which the amount of the subscription payment received under the temporary arrangement could be worth less than the amount later withdrawn under the temporary arrangement as a result of application of the Fund's fees and expenses to the subscription payment. Therefore, before making a subscription payment, investors should consider whether this temporary arrangement is acceptable. If this temporary arrangement is not acceptable, investors are strongly encouraged to consider whether it is appropriate to remain a shareholder of the Fund.

     Please do not hesitate to call CCM or the Fund directly at 800-773-3863 should you have any questions regarding the use of your subscription payment(s) during this time.



          Investors Should Retain This Supplement for Future Reference
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